EXHIBIT 99.1

NEWS

VEECO REPORTS FIRST QUARTER 2016 FINANCIAL RESULTS

First Quarter 2016 Results Summary:

•                  Revenues of $78 million, down 21% compared with the same period last year

•                  GAAP net loss per share of $0.40 and Non-GAAP net loss per share of $0.15

•                  Non-GAAP adjusted EBITDA of negative $2.1 million

Plainview, N.Y., May 4, 2016 — Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its first fiscal quarter ended March 31, 2016. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. dollars in millions, except per share data

GAAP Results	Q1 ‘16	Q1 ‘15
Revenue	$78.0	$98.3
Net income (loss)	$(15.5)	$(19.1)
Diluted earnings (loss) per share	$(0.40)	$(0.48)

Non-GAAP Results	Q1 ‘16	Q1 ‘15
Adjusted EBITDA	$(2.1)	$2.7
Net income (loss)	$(5.7)	$(0.5)
Diluted earnings (loss) per share	$(0.15)	$(0.01)

“Although business conditions remain challenging, Veeco executed well in the first quarter.  We achieved revenue at the high end of our guided range; expanded non-GAAP gross margin to nearly 42%, as well as exceeded expectations for adjusted EBITDA and earnings per share,” commented John R. Peeler, Chairman and Chief Executive Officer.

“LED industry conditions remain weak. As we navigate this challenging environment, we are assessing our cost structure to align with the current business outlook while positioning the company for future growth.

“We are prioritizing investments in areas that offer meaningful growth. We’re focused on qualifying our Precision Surface Processing (“PSP”) systems for additional Advanced Packaging applications and have made progress in our customer engagements for Through Silicon Via (“TSV”) applications. We are also leveraging our expertise in Metal Organic Chemical Vapor Deposition (“MOCVD”) to capture emerging opportunities for Gallium-Nitride (“GaN”) based power devices and to strengthen our position for Arsenic Phosphide applications including automotive lighting. These efforts support our strategy to enhance growth and improve the stability of our revenue stream,” Mr. Peeler concluded.

Guidance and Outlook

The following guidance is provided for Veeco’s second quarter 2016:

•                  Revenue is expected to be in the range of $70 million to $83 million

•                  Adjusted EBITDA (loss) is expected to be in the range of ($6) million to breakeven

•                  GAAP earnings (loss) per share are expected to be in the range of ($0.59) to ($0.44)

•                  Non-GAAP earnings (loss) per share are expected to be in the range of ($0.29) to ($0.14)

Please refer to the tables at the end of this press release for further details.

Conference Call Information

A conference call reviewing these results has been scheduled for today, May 4, 2016 starting at 5:00pm ET. To join the call, dial 1-888-438-5448 (toll free) or 1-719-325-2458 and use passcode 858047. The call will also be webcast live on the Veeco website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website beginning at 8:00pm ET this evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco’s process equipment solutions enable the manufacture of LEDs, displays, power electronics, compound semiconductors, hard disk drives, semiconductors, MEMS and wireless chips. We are the leader in MOCVD, MBE, Ion Beam, Wet Etch single wafer processing and other advanced thin film process technologies. Our high performance systems drive innovation in energy efficiency, consumer electronics and network storage and allow our customers to maximize productivity and achieve lower cost of ownership. For information on our company, products and worldwide service and support, please visit www.veeco.com.

To the extent that this news release discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risks discussed in the Business Description and Management’s Discussion and Analysis sections of Veeco’s Annual Report on Form 10-K for the year ended December 31, 2015 and in our subsequent quarterly reports on Form 10-Q, current reports on Form 8-K and press releases. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

-financial tables attached-

Veeco Contacts:

Investors:	Media:
Shanye Hudson 516-677-0200 x1272	Jeffrey Pina 516-677-0200 x1222
shudson@veeco.com	jpina@veeco.com

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(unaudited)

	Three months ended March 31,
	2016	2015
Net sales	$78,011	$98,341
Cost of sales	46,055	63,205
Gross profit	31,956	35,136
Operating expenses, net:
Selling, general, and administrative	19,839	22,882
Research and development	22,110	18,585
Amortization	5,251	7,962
Restructuring	100	2,357
Asset impairment	—	126
Other, net	(71)	(951)
Total operating expenses, net	47,229	50,961
Operating income (loss)	(15,273)	(15,825)
Interest income, net	268	161
Income (loss) before income taxes	(15,005)	(15,664)
Income tax expense (benefit)	528	3,446
Net income (loss)	$(15,533)	$(19,110)

Income (loss) per common share:
Basic	$(0.40)	$(0.48)
Diluted	$(0.40)	$(0.48)

Weighted average number of shares:
Basic	39,113	39,639
Diluted	39,113	39,639

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands)

	March 31, 2016	December 31, 2015
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$243,722	$269,232
Short-term investments	104,979	116,050
Accounts receivable, net	56,089	49,524
Inventories	77,205	77,469
Deferred cost of sales	1,090	2,100
Prepaid expenses and other current assets	29,420	22,760
Assets held for sale	4,983	5,000
Total current assets	517,488	542,135
Property, plant and equipment, net	80,225	79,590
Intangible assets, net	126,653	131,674
Goodwill	114,908	114,908
Deferred income taxes	1,384	1,384
Other assets	21,098	21,098
Total assets	$861,756	$890,789

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$30,624	$30,074
Accrued expenses and other current liabilities	46,318	49,393
Customer deposits and deferred revenue	74,473	76,216
Income taxes payable	5,315	6,208
Current portion of long-term debt	347	340
Total current liabilities	157,077	162,231
Deferred income taxes	11,658	11,211
Long-term debt	1,104	1,193
Other liabilities	1,447	1,539
Total liabilities	171,286	176,174

Total stockholders’ equity	690,470	714,615

Total liabilities and stockholders’ equity	$861,756	$890,789

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(In thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
Three months ended March 31, 2016	GAAP	Share-based Compensation	Acquisition Related	Other	Non-GAAP
Net sales	$78,011	$—	$—	$—	$78,011
Cost of sales	46,055	(546)	—	—	45,509
Gross profit	31,956	546	—	—	32,502
Gross margin	41.0%				41.7%
Operating expenses, net:
Selling, general, and administrative	19,839	(2,743)	(63)	—	17,033
Research and development	22,110	(1,099)	—	—	21,011
Amortization	5,251	—	(5,251)	—	—
Restructuring	100	—	—	(100)	—
Other, net	(71)	—	—	—	(71)
Total operating expenses, net	47,229	(3,842)	(5,314)	(100)	37,973
Operating income (loss)	(15,273)	4,388	5,314	100	(5,471)
Interest income, net	268	—	—	—	268
Income (loss) before income taxes	(15,005)	4,388	5,314	100	(5,203)
Income tax expense (benefit)	528	—	—	—	528 *
Net income (loss)	$(15,533)	$4,388	$5,314	$100	$(5,731)

Income (loss) per common share:
Basic	$(0.40)				$(0.15)
Diluted	$(0.40)				$(0.15)

Weighted average number of shares:
Basic	39,113				39,113
Diluted	39,113				39,113

Non-GAAP operating income					$(5,471)
Depreciation					3,341
Adjusted EBITDA					$(2,130)

Note:  Amounts may not calculate precisely due to rounding.

* The ‘with or without’ method is utilized to determine the income tax effect of the non-GAAP adjustments.

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives, non-cash asset impairments, certain other non-operating gains and losses, and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and the stepped-up cost of sales associated with the purchase accounting of acquired inventory.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(In thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
Three months ended March 31, 2015	GAAP	Share-based Compensation	Acquisition Related		Other		Non-GAAP
Net sales	$98,341	$—	$—		$—		$98,341
Cost of sales	63,205	(601)	(1,311	)(a)	—		61,293
Gross profit	35,136	601	1,311		—		37,048
Gross margin	35.7%						37.7%
Operating expenses, net:
Selling, general, and administrative	22,882	(2,798)	—		—		20,084
Research and development	18,585	(599)	—		—		17,985
Amortization	7,962	—	(7,962)		—		—
Restructuring	2,357	—	—		(2,357)		—
Asset impairment	126	—	—		(126)		—
Other, net	(951)	—	—		—		(951)
Total operating expenses, net	50,961	(3,397)	(7,962)		(2,484)		37,118
Operating income (loss)	(15,825)	3,998	9,273		2,484		(70)
Interest income, net	161	—	—		—		161
Income (loss) before income taxes	(15,664)	3,998	9,273		2,484		90
Income tax expense (benefit)	3,446	—	—		(2,825	)(b)	621
Net income (loss)	$(19,110)	$3,998	$9,273		$5,309		$(531)

Income (loss) per common share:
Basic	$(0.48)						$(0.01)
Diluted	$(0.48)						$(0.01)

Weighted average number of shares:
Basic	39,639						39,639
Diluted	39,639						39,639

Non-GAAP operating income							$(70)
Depreciation							2,762
Adjusted EBITDA							$2,692

Note:  Amounts may not calculate precisely due to rounding.

(a) The inventory fair value step-up associated with the PSP acquisition’s purchase accounting.

(b) The ‘with or without method’ is utilized to determine the income tax effect of the non-GAAP adjustments.

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives, non-cash asset impairments, certain other non-operating gains and losses, and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and the stepped-up cost of sales associated with the purchase accounting of acquired inventory.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(In thousands, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ended June 30, 2016	GAAP			Share-based Compensation	Acquisition Related	Other		Non-GAAP
Net sales	$70	-	$83	$—	$—	$—		$70	-	$83

Gross profit	26	-	34	1	—	—		27	-	35
Gross margin	38%	-	40%					39%	-	41%

Operating income (loss)	(22)	-	(16)	5	6	1	(a)	(10)	-	(4)
Depreciation								4		4
Adjusted EBITDA								$(6)	-	$0

Net income (loss)	(23)	-	(17)	5	6	1	(b)	(11)	-	(5)

Income (loss) per diluted common share	$(0.59)	-	$(0.44)					$(0.29)	-	$(0.14)
Weighted average number of shares	39		39					39		39

Note:  Amounts may not calculate precisely due to rounding.

(a) In connection with a defined benefit plan termination, the minimum pension liability included in Accumulated Other Comprehensive Income will be charged to earnings.

(b) In addition to the defined benefit plan termination, the ‘with or without method’ is utilized to determine the income tax effect of the non-GAAP adjustments.

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives, non-cash asset impairments, certain other non-operating gains and losses, and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and the stepped-up cost of sales associated with the purchase accounting of acquired inventory.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.